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                                Exhibit 12(b)

In connection with the Certified Shareholder Report of The Drake Funds Trust (the "Trust") on Form N-CSR for the period ended April 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Steven J. Luttrell, Principal Executive Officer of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 09, 2008   /s/ Steven J. Luttrell
                      ---------------------------------
                      Steven J. Luttrell, Principal Executive Officer

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Certified Shareholder Report of The Drake Funds Trust (the "Trust") on Form N-CSR for the period ended April 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Stacey L. Feller, Principal Financial Officer of the Trust, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 09, 2008  /s/ Stacey L. Feller
                     ----------------------------------
                     Stacey L. Feller, Principal Financial Officer

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.